EXHIBIT 10.5


                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into on January 20th 2003, by and between Global Entertainment Holdings/Equities, Inc., a Colorado corporation ("Employer"), and Clinton Harold Snyder ("Executive").

         WHEREAS, Executive wishes to be employed by Employer, with the duties and responsibilities as hereinafter described, and Employer desires to assure itself of the availability of Executive's services in such capacity.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Employer and Executive hereby agree as follows:

         4 Employment. EMPLOYER HEREBY AGREES TO EMPLOY EXECUTIVE, AND EXECUTIVE HEREBY AGREES TO SERVE EMPLOYER, UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

         5 Term. THE EMPLOYMENT OF EXECUTIVE BY EMPLOYER PURSUANT TO THIS AGREEMENT SHALL BE FOR A ONE (1) YEAR PERIOD (HEREINAFTER REFERRED TO AS THE "TERM") COMMENCING ON JANUARY 20TH 2003 (THE "COMMENCEMENT DATE"), UNLESS SOONER TERMINATED PURSUANT TO SECTION 5 BELOW. THIS AGREEMENT WILL AUTOMATICALLY RENEW FOR SUCCESSIVE ADDITIONAL ONE (1) YEAR PERIODS UNLESS EITHER PARTY NOTIFIES THE OTHER IN WRITING NOT LESS THAN 60 DAYS PRIOR TO END OF THE TERM (INCLUDING ANY RENEWAL PERIODS) OF THEIR DESIRE NOT TO RENEW THIS AGREEMENT.

         6 Duties. DURING THE TERM, THE EXECUTIVE SHALL BE EMPLOYED AS THE CHIEF FINANCIAL OFFICER OF THE EMPLOYER AND SHALL REPORT DIRECTLY TO THE CHIEF EXECUTIVE OFFICER. THE EXECUTIVE'S DUTIES AND RESPONSIBILITIES TO THE EMPLOYER SHALL AT ALL TIMES BE AS SET FORTH ON EXHIBIT A HERETO, SUBJECT TO AUGMENTATION AND MODIFICATION AT THE SOLE DISCRETION OF THE EMPLOYER DURING THE TERM. DURING THE TERM, AND EXCLUDING ANY PERIODS OF VACATION AND OTHER LEAVE TO WHICH THE EXECUTIVE IS ENTITLED, THE EXECUTIVE AGREES TO DEVOTE ALL OF HIS TIME AND ATTENTION DURING NORMAL BUSINESS HOURS TO THE BUSINESS AND AFFAIRS OF THE EMPLOYER AND ITS AFFILIATED COMPANIES AND TO USE HIS REASONABLE BEST EFFORTS TO PERFORM FAITHFULLY AND EFFICIENTLY THE DUTIES AND RESPONSIBILITIES ASSIGNED TO HIM HEREUNDER. THE EXECUTIVE'S PRINCIPAL PLACE OF EMPLOYMENT SHALL BE THE EXECUTIVE OFFICES OF THE EMPLOYER IN MIAMI, FLORIDA OR ANY LOCATION LESS THAN 50 MILES FROM SUCH LOCATION, ALTHOUGH THE EXECUTIVE UNDERSTANDS AND AGREES THAT HE MAY BE REQUIRED TO TRAVEL FROM TIME TO TIME FOR BUSINESS PURPOSES.

         7 Compensation and Other Provisions. EXECUTIVE SHALL BE ENTITLED TO THE COMPENSATION AND BENEFITS HEREINAFTER DESCRIBED IN SUBPARAGRAPHS (A) THROUGH
(E):

             .1 SALARY: THE EXECUTIVE SHALL BE PAID A BASE SALARY ("ANNUAL BASE SALARY") AT THE RATE OF $120,000 PER ANNUM. THE EXECUTIVE'S ANNUAL BASE SALARY WILL BE PAID IN ACCORDANCE WITH THE COMPANY'S REGULAR PAYROLL PRACTICES APPLICABLE TO ITS EXECUTIVE OFFICERS, AS ESTABLISHED FROM TIME TO TIME. THE RATE OF ANNUAL BASE SALARY SHALL BE REVIEWED AT LEAST ANNUALLY BY THE BOARD, AFTER CONSIDERATION OF THE RECOMMENDATIONS OF THE CHIEF EXECUTIVE OFFICER, AND MAY BE INCREASED, BUT NOT DECREASED, ON THE BASIS OF SUCH REVIEW.

             .2 BONUS: IN ADDITION TO ANNUAL BASE SALARY, THE EXECUTIVE SHALL BE ELIGIBLE TO EARN, FOR EACH FISCAL YEAR ENDING DURING THE TERM, AN ANNUAL BONUS (THE "ANNUAL BONUS") IN CASH BASED UPON THE PERFORMANCE OF THE EMPLOYER AND THE EXECUTIVE. SUCH ANNUAL BONUS SHALL AMOUNT TO NOT MORE THAN US$20,000, FOR THE INTIAL TERM OF THIS AGREEMENT, AND WILL BE LINKED TO THE PERFORMANCE METRICS LISTED UNDER EXHIBIT B ATTACHED HERETO. THE ANNUAL BONUS FOLLOWING THE INITIAL TERM OF THIS AGREEMENT, SHALL BE REVIEWED AT LEAST ANNUALLY BY THE BOARD, AFTER CONSIDERATION OF THE RECOMMENDATIONS OF THE CHIEF EXECUTIVE OFFICER, AND MAY BE INCREASED OR DECREASED, ON THE BASIS OF SUCH REVIEW. THE ANNUAL BONUS FOR A

GIVEN FISCAL YEAR SHALL BE PAID NO LATER THAN THE END OF THE THIRD MONTH OF THE FISCAL YEAR NEXT FOLLOWING THE FISCAL YEAR FOR WHICH THE ANNUAL BONUS IS AWARDED, UNLESS THE EXECUTIVE OTHERWISE ELECTS TO DEFER THE RECEIPT OF SUCH ANNUAL BONUS.

             .3 STOCK OPTIONS. THE EMPLOYER SHALL GRANT TO EXECUTIVE NONQUALIFIED STOCK OPTIONS TO PURCHASE UP TO 20,000 SHARES OF GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES INC. THE STRIKE PRICE WILL BE THE SAME AS OTHER EXECUTIVES. THESE OPTIONS ARE AWARDED AT THE DATE OF THIS AGREEMENT AND SHALL BE GRANTED ON 31ST DECEMBER 2003. VESTING OF 25% OF THIS AMOUNT OCCURS IMMEDIATELY UPON GRANT AND THEREAFTER IN 25% INCREMENTS OVER THE FOLLOWING CALENDAR YEARS. THESE OPTIONS WILL BE GRANTED BASED ON PERFORMANCE OF THE EXECUTIVE FROM THE DATE OF THIS AGREEMENT THROUGH DECEMBER 31ST 2003. SUCH OPTIONS SHALL BE EXERCISABLE FOR A PERIOD OF TEN YEARS FOLLOWING THE DATE OF GRANT. THE EXERCISE OF THE OPTIONS MAY BE ACCOMPLISHED BY CASHLESS EXERCISE BY EXECUTIVE. A SUMMARY OF THE PLAN IS ATTACHED HERETO AS EXHIBIT C.

             .4 OTHER BENEFITS: EXECUTIVE SHALL BE ENTITLED TO PARTICIPATE IN ALL EXECUTIVE BENEFIT PLANS AND PROGRAMS OFFERED BY THE EMPLOYER TO ITS SENIOR MANAGEMENT FROM TIME TO TIME IN EFFECT, INCLUDING IF IN EXISTENCE, BUT NOT LIMITED TO, 401(K) PLANS AND GROUP INSURANCE PLANS SUCH AS LIFE, DISABILITY, HEALTH, MEDICAL AND DENTAL, SUBJECT TO THE PROVISIONS OF SUCH PLANS AND PROGRAMS FROM TIME TO TIME IN EFFECT. EXECUTIVE SHALL BE ENTITLED TO THREE (3) WEEKS OF PAID VACATION EACH YEAR. EMPLOYER WILL REIMBURSE PROMPTLY FOR ALL CUSTOMARY AND REASONABLE TRAVEL, COMMUTING AND BUSINESS EXPENSES INCURRED BY EXECUTIVE IN THE PERFORMANCE OF HIS DUTIES ACCORDING TO NORMAL CORPORATE POLICY. EMPLOYER WILL REIMBURSE EXECUTIVE FOR HIS REASONABLE BUSINESS AND PROFESSIONAL DUES AS THEY RELATE TO HIS LICENSE AS A CERTIFIED PUBLIC ACCOUNTANT, INCLUDING CONTINUING PROFESSIONAL EDUCATION REQUIREMENTS.

             .5 D & O INSURANCE: DURING THE TERM AND FOR A TWO (2) YEAR PERIOD AFTER THE EXPIRATION OF THE TERM HEREOF, EMPLOYER SHALL MAINTAIN DIRECTORS AND OFFICERS INSURANCE IN CUSTOMARY FORM AND AMOUNTS COVERING THE TIME PERIOD IN WHICH EXECUTIVE IS AN OFFICER AND DIRECTOR.

         8 Termination. EXECUTIVE'S EMPLOYMENT HEREUNDER SHALL TERMINATE AS A RESULT OF ANY OF THE FOLLOWING EVENTS:

             .1 EXECUTIVE'S DEATH;

             .2 EXECUTIVE IS UNABLE TO PERFORM HIS DUTIES HEREUNDER BY REASON OF ILLNESS, ACCIDENT OR OTHER PHYSICAL OR MENTAL DISABILITY FOR A CONTINUOUS PERIOD OF AT LEAST THREE MONTHS OR AN AGGREGATE OF SIX MONTHS DURING ANY CONTINUOUS TWELVE MONTH PERIOD ("DISABILITY");

             .3 TERMINATION BY EXECUTIVE UPON EXECUTIVE PROVIDING EMPLOYER WITH NO LESS THAN SIXTY (60) DAYS WRITTEN NOTICE, UNLESS MUTUALLY AGREED OTHERWISE;

             .4 TERMINATION BY EMPLOYER FOR CAUSE, WHERE "CAUSE" SHALL MEAN
EXECUTIVE'S: (I) ANY MATERIAL BREACH OR VIOLATION OF THIS AGREEMENT; (II) ARREST, INDICTMENT OR CONVICTION OF, OR PLEADING GUILTY OR NOLO CONTENDERE TO A FELONY OR ANY MISDEMEANOR INVOLVING FRAUD, DISHONEST CONDUCT OR MORAL TURPITUDE; OR (III) INTENTIONAL MISCONDUCT, OR THE GROSS NEGLECT OF HIS DUTIES, WHICH HAS A MATERIAL AND CONTINUING ADVERSE EFFECT ON THE BUSINESS OF EMPLOYER AND WHICH HAS NOT BEEN CURED, IF CAPABLE OF CURE, WITHIN 30 DAYS FOLLOWING WRITTEN NOTICE THEREOF; OR

             .5 TERMINATION BY EMPLOYER, WITHOUT CAUSE, AT THE DISCRETION OF THE BOARD. FOR THE PURPOSES OF THIS AGREEMENT, TERMINATION WITHOUT CAUSE SHALL INCLUDE EXECUTIVE'S RESIGNATION AS A RESULT OF THE FOLLOWING: (I) THE MATERIAL REDUCTION BY THE BOARD OF DIRECTORS OF EXECUTIVE'S DUTIES, AUTHORITY AND RESPONSIBILITIES WHICH ARE NOT AGREED TO BY EXECUTIVE, EXCLUDING ANY ACTION TAKEN WHICH IS REMEDIED WITHIN THIRTY (30) DAYS AFTER RECEIPT OF NOTICE BY EMPLOYER FROM EXECUTIVE SPECIFYING WITH REASONABLE PARTICULARITY THE REASONS EXECUTIVE CONSIDERS THIS CLAUSE TO HAVE BEEN VIOLATED, (II) ANY REDUCTION IN EXECUTIVE'S TITLE OR COMPENSATION OR BENEFITS WITHOUT EXECUTIVE'S CONSENT, (III) -, AND (IV) ANY CHANGES IN THE REPORTING STRUCTURE WITHOUT EXECUTIVE'S CONSENT WHICH REQUIRES THAT (A) EXECUTIVE NO LONGER REPORT DIRECTLY AND SOLELY TO THE [BOARD][CHIEF EXECUTIVE OFFICER], OR (B) THE EXECUTIVE OFFICERS OF EMPLOYER AND ITS SUBSIDIARIES ARE NO LONGER REQUIRED TO REPORT DIRECTLY TO EXECUTIVE OR THROUGH SUCH PERSONNEL AS EXECUTIVE HAS DESIGNATED.

                  Any termination pursuant to subparagraph (b), (c), (d) or (e) of this Section shall be communicated by a written notice ("Notice of Termination"), such notice to set forth with specificity the grounds for termination if the result of Cause, if applicable. Executive's employment under this Agreement shall be deemed to have terminated as follows: (i) if Executive's employment is terminated pursuant to subparagraph (a) above, on the date of his death; (ii) if Executive's employment is terminated pursuant to subparagraph (b) or (d) above, on the date on which Notice of Termination is given; and (iii) if Executive's employment is terminated pursuant to subparagraph (c) or (e) above, thirty (30) days after the date on which a Notice of Termination is given. The date on which termination is deemed to have occurred pursuant to this paragraph is hereinafter referred to as the "Date of Termination".

         9 Payments on Termination. IN THE EVENT THAT EXECUTIVE'S EMPLOYMENT IS TERMINATED PURSUANT TO SECTION 5 (A), (B), (C) OR (D) ABOVE, EMPLOYER SHALL PAY TO EXECUTIVE HIS FULL ANNUAL BASE SALARY THROUGH THE DATE OF TERMINATION TOGETHER WITH ALL BENEFITS AND OTHER COMPENSATION, IF ANY, DUE AND OWING AS OF THAT DATE. IN THE EVENT THAT EXECUTIVE'S EMPLOYMENT IS TERMINATED AT ANY TIME BY EMPLOYER OR EXECUTIVE PURSUANT TO SECTION 5(E), WITHOUT CAUSE, THEN EMPLOYER SHALL PAY TO EXECUTIVE ON THE DATE OF TERMINATION ANY ANNUAL BASE SALARY DUE AND OWING AS OF THE DATE OF TERMINATION IN ADDITION TO ALL OTHER BENEFITS AND OTHER COMPENSATION, IF ANY, DUE AND OWING AS OF THAT DATE.

         10 Life Insurance. IF REQUESTED BY EMPLOYER, EXECUTIVE SHALL SUBMIT TO SUCH PHYSICAL EXAMINATIONS AND OTHERWISE TAKE SUCH ACTIONS AND EXECUTE AND DELIVER SUCH DOCUMENTS AS MAY BE REASONABLY NECESSARY TO ENABLE EMPLOYER TO OBTAIN LIFE INSURANCE ON THE LIFE OF EXECUTIVE FOR THE BENEFIT OF EMPLOYER

         11 Representations and Warranties. EXECUTIVE REPRESENTS AND WARRANTS TO EMPLOYER THAT HE IS UNDER NO CONTRACTUAL OR OTHER RESTRICTION OR OBLIGATION WHICH WOULD PREVENT THE PERFORMANCE OF HIS DUTIES HEREUNDER OR INTERFERE WITH THE RIGHTS OF EMPLOYER HEREUNDER.

         12 Disclosure and Protection of Confidential Information.

             .1 FOR PURPOSES OF THIS AGREEMENT, "CONFIDENTIAL INFORMATION" MEANS KNOWLEDGE, INFORMATION AND MATERIAL WHICH IS PROPRIETARY TO EMPLOYER, OF WHICH EXECUTIVE MAY OBTAIN KNOWLEDGE OR ACCESS THROUGH OR AS A RESULT OF HIS EMPLOYMENT BY EMPLOYER (INCLUDING INFORMATION CONCEIVED, ORIGINATED, DISCOVERED OR DEVELOPED IN WHOLE OR IN PART BY EXECUTIVE). CONFIDENTIAL INFORMATION INCLUDES, BUT IS NOT LIMITED TO, (I) TECHNICAL KNOWLEDGE, INFORMATION AND MATERIAL SUCH AS TRADE SECRETS, PROCESSES, FORMULAS, DATA, KNOW-HOW, IMPROVEMENTS, INVENTIONS, COMPUTER PROGRAMS, DRAWINGS, PATENTS, AND EXPERIMENTAL AND DEVELOPMENT WORK TECHNIQUES, AND (II) MARKETING AND OTHER INFORMATION, SUCH AS SUPPLIER LISTS, CUSTOMER LISTS, MARKETING AND BUSINESS PLANS, BUSINESS OR TECHNICAL NEEDS OF CUSTOMERS, CONSULTANTS, LICENSEES OR SUPPLIERS AND THEIR METHODS OF DOING BUSINESS, ARRANGEMENTS WITH CUSTOMERS, CONSULTANTS, LICENSEES OR SUPPLIERS, MANUALS AND PERSONNEL RECORDS OR DATA. CONFIDENTIAL INFORMATION ALSO INCLUDES ANY INFORMATION DESCRIBED ABOVE WHICH EMPLOYER OBTAINS FROM ANOTHER PARTY AND WHICH EMPLOYER TREATS AS PROPRIETARY OR DESIGNATES AS CONFIDENTIAL, WHETHER OR NOT OWNED OR DEVELOPED BY EMPLOYER. NOTWITHSTANDING THE FOREGOING, ANY INFORMATION WHICH IS OR BECOMES AVAILABLE TO THE GENERAL PUBLIC OTHERWISE THAN BY BREACH OF THIS SECTION 9 SHALL NOT CONSTITUTE CONFIDENTIAL INFORMATION FOR PURPOSES OF THIS AGREEMENT.

             .2 DURING THE TERM OF THIS AGREEMENT AND THEREAFTER, EXECUTIVE AGREES, TO HOLD IN CONFIDENCE ALL CONFIDENTIAL INFORMATION AND NOT TO USE SUCH INFORMATION FOR EXECUTIVE'S OWN BENEFIT OR TO REVEAL, REPORT, PUBLISH, DISCLOSE OR TRANSFER, DIRECTLY OR INDIRECTLY, ANY CONFIDENTIAL INFORMATION TO ANY PERSON OR ENTITY, OR TO UTILIZE ANY CONFIDENTIAL INFORMATION FOR ANY PURPOSE, EXCEPT IN THE COURSE OF EXECUTIVE'S WORK FOR EMPLOYER.

             .3 EXECUTIVE WILL ABIDE BY ANY AND ALL SECURITY RULES AND REGULATIONS, WHETHER FORMAL OR INFORMAL, THAT MAY FROM TIME TO TIME BE IMPOSED BY EMPLOYER FOR THE PROTECTION OF CONFIDENTIAL INFORMATION, AND WILL INFORM EMPLOYER OF ANY DEFECTS IN, OR IMPROVEMENTS THAT COULD BE MADE TO, SUCH RULES AND REGULATIONS.

             .4 EXECUTIVE WILL NOTIFY EMPLOYER IN WRITING IMMEDIATELY UPON RECEIPT OF ANY SUBPOENA, NOTICE TO PRODUCE, OR OTHER COMPULSORY ORDER OR PROCESS OF ANY COURT OF LAW OR GOVERNMENT AGENCY IF SUCH DOCUMENT REQUIRES OR MAY REQUIRE DISCLOSURE OR OTHER TRANSFER OF CONFIDENTIAL INFORMATION.

             .5 UPON TERMINATION OF EMPLOYMENT, EXECUTIVE WILL DELIVER TO EMPLOYER ANY AND ALL RECORDS AND TANGIBLE PROPERTY THAT CONTAIN CONFIDENTIAL INFORMATION THAT ARE IN HIS POSSESSION OR UNDER HIS CONTROL.

             .6 EXECUTIVE ACKNOWLEDGES THAT ALL CONFIDENTIAL INFORMATION IS THE PROPERTY OF THE EMPLOYER AND THAT EXECUTIVE HAS NO RIGHTS, OF ANY KIND OR NATURE, TO THE DEVELOPMENT AND OWNERSHIP OF CONFIDENTIAL INFORMATION. EXECUTIVE IRREVOCABLY ASSIGNS TO EMPLOYER ALL RIGHTS TO CONFIDENTIAL INFORMATION CREATED, OR CONTRIBUTED TO, BY EXECUTIVE DURING THE TERM OR ANY EXTENSION THEREOF.

         13 Covenant Not To Compete.

             .1 IN CONSIDERATION FOR EMPLOYER ENTERING INTO THIS AGREEMENT, EXECUTIVE COVENANTS AND AGREES THAT DURING THE TERM AND ANY EXTENSION THEREOF AND FOR THE TWO (2) YEAR PERIOD THEREAFTER, EXECUTIVE WILL NOT, WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EMPLOYER, DIRECTLY COMPETE WITH THE BUSINESS OF EMPLOYER ANYWHERE WITHIN THE UNITED STATES OF AMERICA. EXECUTIVE WILL UNDERTAKE NO ACTIVITIES THAT MAY LEAD EXECUTIVE TO COMPETE WITH OR TO ACQUIRE RIVAL, CONFLICTING OR ANTAGONISTIC INTERESTS TO THOSE OF EMPLOYER WITH RESPECT TO THE BUSINESS OF EMPLOYER, WHETHER ALONE, AS A PARTNER, OR AS AN OFFICER, DIRECTOR, EXECUTIVE, INDEPENDENT CONTRACTOR, CONSULTANT OR SHAREHOLDER HOLDING 5% OR MORE OF THE OUTSTANDING VOTING STOCK OF ANY OTHER CORPORATION, OR AS A TRUSTEE, FIDUCIARY OR OTHER REPRESENTATIVE OF ANY OTHER PERSON OR ENTITY.

             .2 DURING THE TERM AND ANY EXTENSION THEREOF AND FOR A PERIOD OF TWO (2) YEARS AFTER TERMINATION OF EMPLOYMENT, EXECUTIVE WILL NOT, DIRECTLY OR INDIRECTLY, SOLICIT OR INDUCE ANY OTHER EXECUTIVE OF EMPLOYER OR ANY PARENT OR AFFILIATE TO LEAVE HIS OR HER EMPLOYMENT, OR SOLICIT OR INDUCE ANY CONSULTANT OR INDEPENDENT CONTRACTOR TO SEVER THAT PERSON'S RELATIONSHIP WITH EMPLOYER.

             .3 IF ANY COURT SHALL DETERMINE THAT THE DURATION OR GEOGRAPHICAL LIMIT OF ANY COVENANT CONTAINED IN THIS SECTION 10 IS UNENFORCEABLE, IT IS THE INTENTION OF THE PARTIES THAT COVENANT SHALL NOT THEREBY BE TERMINATED BUT SHALL BE DEEMED AMENDED TO THE EXTENT REQUIRED TO RENDER IT VALID AND ENFORCEABLE, SUCH AMENDMENT TO APPLY ONLY IN THE JURISDICTION OF THE COURT THAT HAS MADE SUCH ADJUDICATION.

             .4 EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE COVENANTS CONTAINED IN SECTIONS 9 AND 10 HEREOF ARE OF THE ESSENCE IN THIS AGREEMENT, THAT EACH OF SUCH COVENANTS IS REASONABLE AND NECESSARY TO PROTECT AND PRESERVE THE INTERESTS, PROPERTIES, AND BUSINESS OF EMPLOYER, AND THAT IRREPARABLE LOSS AND DAMAGE WILL BE SUFFERED BY EMPLOYER SHOULD EXECUTIVE BREACH ANY OF SUCH COVENANTS. EXECUTIVE FURTHER REPRESENTS AND ACKNOWLEDGES THAT HE SHALL NOT BE PRECLUDED FROM GAINFUL ENGAGEMENT IN A SATISFACTORY FASHION BY THE ENFORCEMENT OF THESE PROVISIONS.

             .5 THE BUSINESS OF THE EMPLOYER IS DEFINED AS THE LICENSING AND SUPPORT OF ONLINE, INTERNET BASED WAGERING SOFTWARE.

         14 Indemnification. TO THE FULLEST EXTENT PERMITTED BY AND SUBJECT TO THE EMPLOYER'S CERTIFICATE OF INCORPORATION, BY-LAWS AND COLORADO LAW, THE EMPLOYER SHALL INDEMNIFY AND HOLD HARMLESS THE EXECUTIVE AGAINST ANY LOSSES, DAMAGES OR EXPENSES (INCLUDING REASONABLE ATTORNEY'S FEES) INCURRED BY HIM OR ON HIS BEHALF IN CONNECTION WITH ANY THREATENED OR PENDING ACTION, SUIT OR PROCEEDING IN WHICH HE IS OR BECOMES A PARTY BY VIRTUE OF HIS EMPLOYMENT BY THE EMPLOYER OR ANY OF ITS AFFILIATES OR BY REASON OF HIS HAVING SERVED AS A DIRECTOR OF ANY OTHER CORPORATION AT THE EXPRESS REQUEST OF THE EMPLOYER OR BY REASON OF ANY ACTION ALLEGED TO HAVE BEEN TAKEN OR OMITTED IN SUCH CAPACITY.

         15 Availability of Injunctive Relief. EXECUTIVE ACKNOWLEDGES AND AGREES THAT ANY BREACH OF THE PROVISIONS OF SECTIONS 9 AND 10 HEREOF WILL CAUSE EMPLOYER IRREPARABLE INJURY AND DAMAGE FOR WHICH IT CANNOT BE ADEQUATELY COMPENSATED IN DAMAGES. EXECUTIVE THEREFORE EXPRESSLY AGREES THAT EMPLOYER SHALL BE ENTITLED TO SEEK INJUNCTIVE AND/OR OTHER EQUITABLE RELIEF, ON A TEMPORARY OR PERMANENT BASIS TO PREVENT ANY ANTICIPATORY OR CONTINUING BREACH OF THIS AGREEMENT OR ANY PART HEREOF. NOTHING HEREIN SHALL BE CONSTRUED AS A WAIVER BY EMPLOYER OF ANY RIGHT IT MAY HAVE OR HEREAFTER ACQUIRED TO MONETARY DAMAGES BY REASON OF ANY INJURY TO ITS PROPERTY, BUSINESS OR REPUTATION OR OTHERWISE ARISING OUT OF ANY WRONGFUL ACT OR OMISSION OF IT.

         16 Survival. THE COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES CONTAINED IN OR MADE PURSUANT TO THIS AGREEMENT SHALL SURVIVE EXECUTIVE'S TERMINATION OF EMPLOYMENT, IRRESPECTIVE OF ANY INVESTIGATION MADE BY OR ON BEHALF OF ANY PARTY.

         17 Modification. THIS AGREEMENT SETS FORTH THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, SUPERSEDES ALL EXISTING AGREEMENTS BETWEEN THEM CONCERNING SUCH SUBJECT MATTER, AND MAY BE MODIFIED ONLY BY A WRITTEN INSTRUMENT DULY EXECUTED BY EACH PARTY.

         18 Notices. ANY NOTICE REQUIRED OR PERMITTED HEREUNDER SHALL BE DEEMED VALIDLY GIVEN IF DELIVERED BY HAND, VERIFIED OVERNIGHT DELIVERY, OR BY FIRST CLASS, CERTIFIED MAIL TO THE FOLLOWING ADDRESSES (OR TO SUCH OTHER ADDRESS AS THE ADDRESSEE SHALL NOTIFY IN WRITING TO THE OTHER PARTY):

         If to Executive:           Clinton H Snyder
                                    5401 Collins Avenue #137
                                    Miami Beach, FL 33140

         If to Employer:            Global Entertainment Holdings/Equities
                                    501 Brickel Key Drive, Suite 603
                                    Miami, Florida  33131
                                    Attn: Bryan Abboud

         with a copy to:            Steel Hector & Davis LLP
                                    200 S. Biscayne Blvd., 41st Floor
                                    Miami, Florida 33131
                                    Attn: Richard N. Bernstein, Esq.

         19 Waiver. ANY WAIVER BY EITHER PARTY OF A BREACH OF ANY PROVISION OF THIS AGREEMENT SHALL NOT OPERATE AS OR BE CONSTRUED TO BE A WAIVER OF ANY OTHER BREACH OF SUCH PROVISION OR OF ANY BREACH OF ANY OTHER PROVISION OF THIS AGREEMENT. THE FAILURE OF A PARTY TO INSIST UPON STRICT ADHERENCE TO ANY TERM OF THIS AGREEMENT ON ONE OR MORE OCCASIONS SHALL NOT BE CONSIDERED A WAIVER OR DEPRIVE THAT PARTY OF THE RIGHT THEREAFTER TO INSIST UPON STRICT ADHERENCE TO THAT TERM OR ANY OTHER TERM OF THIS AGREEMENT. ALL WAIVERS MUST BE IN WRITING.

         20 Binding Effect. EMPLOYER'S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT BE TRANSFERABLE BY ASSIGNMENT OR OTHERWISE, AND ANY ATTEMPT TO DO ANY OF THE FOREGOING SHALL BE VOID. THE PROVISIONS OF THIS AGREEMENT SHALL BE BINDING UPON THE EXECUTIVE AND HIS HEIRS AND PERSONAL REPRESENTATIVES, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EMPLOYER, ITS SUCCESSORS AND ASSIGNS.

 The Company shall require any successor (whether direct or indirect, by purchase, merger, statutory share exchange, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place; provided, however, that no such assumption shall relieve the Company of its obligations hereunder. As used in this Agreement, "COMPANY" shall mean Employer as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

         21 Headings. THE HEADINGS IN THIS AGREEMENT ARE SOLELY FOR CONVENIENCE OF REFERENCE AND SHALL BE GIVEN NO EFFECT IN THE CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT.

         22 Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

         23 Dispute Resolution. ALL DISPUTES ARISING OUT OF THE EMPLOYMENT RELATIONSHIP BETWEEN THE EXECUTIVE AND EMPLOYER AND/OR RELATING TO THIS AGREEMENT SHALL BE RESOLVED IN ACCORDANCE WITH THE FOLLOWING DISPUTE RESOLUTION
PROVISIONS:

             .1 ANY CONTROVERSY OR CLAIM (OTHER THAN CLAIMS FOR PRELIMINARY INJUNCTIVE RELIEF OR OTHER PRE-JUDGMENT OR EQUITABLE REMEDIES) ARISING OUT OF OR RELATING TO THE EMPLOYMENT RELATIONSHIP OR THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY CONTROVERSY OR CLAIM AS TO THE ARBITRABILITY OF ANY CONTROVERSY OR CLAIM AND ANY CLAIM FOR RESCISSION, SHALL BE SETTLED BY BINDING ARBITRATION IN MIAMI-DADE COUNTY, FLORIDA, BY AN ARBITRATOR MUTUALLY SELECTED BY THE PARTIES OR, IF NO AGREEMENT AS TO THE SELECTION OF AN ARBITRATOR IS REACHED, SELECTION SHALL BE MADE IN ACCORDANCE WITH THE EXPEDITED LABOR ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION, EXCEPT THAT THE ARBITRATOR SHALL BE SELECTED BY ALTERNATELY STRIKING NAMES FROM A PANEL OF FIVE NEUTRAL LABOR OR EMPLOYMENT ARBITRATORS DESIGNATED BY THE AMERICAN ARBITRATION ASSOCIATION.

             .2 THE ARBITRATOR SHALL HAVE THE AUTHORITY TO GRANT ANY RELIEF AUTHORIZED BY LAW; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE EMPLOYER TO OBTAIN INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION IN MIAMI-DADE COUNTY RELATING TO SECTION 9 AND 10 HEREOF. THE ARBITRATOR SHALL NOT HAVE THE AUTHORITY TO MODIFY, CHANGE OR REFUSE TO ENFORCE THE TERMS OF THIS AGREEMENT. IN ADDITION, THE ARBITRATOR SHALL NOT HAVE THE AUTHORITY TO REQUIRE THE EMPLOYER TO CHANGE ANY LAWFUL POLICY OR BENEFIT PLAN.

             .3 THE FINAL ARBITRATION HEARING SHALL BE TRANSCRIBED. THE NON-PREVAILING PARTY SHALL BEAR THE COSTS OF THE ARBITRATION, INCLUDING THE PREVAILING PARTY'S ATTORNEYS' FEES AND COSTS

             .4 EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, ARBITRATION SHALL BE THE EXCLUSIVE FINAL REMEDY FOR ALL DISPUTES BETWEEN THE PARTIES. ANY JUDGMENT OR AWARD RENDERED IN SUCH ARBITRATION MAY BE ENTERED IN ANY COURT HAVING PROPER JURISDICTION THEREOF.

             .5 BOTH PARTIES HAVE READ AND UNDERSTAND THE DISPUTE RESOLUTION PROCESS WHICH DISCUSSES ARBITRATION. THE PARTIES UNDERSTAND THAT BY SIGNING THIS AGREEMENT, THEY AGREE TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF RELATING TO, OR IN CONNECTION WITH THIS EMPLOYMENT RELATIONSHIP AND AGREEMENT, INCLUDING WITHOUT LIMITATION, THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EACH PARTIES' RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE RELATIONSHIP BETWEEN THE EXECUTIVE AND EMPLOYER.

         24 Invalidity. THE INVALIDITY OR UNENFORCEABILITY OF ANY TERM OF THIS AGREEMENT SHALL NOT INVALIDATE, MAKE UNENFORCEABLE OR OTHERWISE AFFECT ANY OTHER TERM OF THIS AGREEMENT, WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove written.

                                   EMPLOYER:



                                      GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES,
                                      INC., a Colorado corporation

                                      By:
                                             -----------------------------------
                                      Name:  Bryan Abboud
                                      Title: Chief Executive Officer


                                   EXECUTIVE:


                                   ---------------------------------------------
                                   Clinton Harold Snyder

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                                    EXHIBIT A
                             CHIEF FINANCIAL OFFICER
                         EXECUTIVE JOB RESPONSIBILITIES


Responsibilities of the role of Chief Financial Officer shall include but not be limited to the following:


FINANCE

o Preparation and submission of Quarterly financial reports to the Board of Directors
o    Budget process reviews - evaluation, documentation and development
o Tax strategy development and implementation, including assessment of current tax filing situation
o Development of new Chart of Accounts - documentation, development and implementation
o    Independent Financing - management of existing and future debt
o    Creation and implementation of financial policy and procedure
o    Overall management of relationship with CPAs
o    ROI analysis on investments and large scale projects


Investor/Shareholder Relations
o Management of financial communications, circulation of emails, creation of database
o    Manage Press Release process
o    Design, creation and maintenance of Financial Press Kits
o    Timely and accurate responses to Shareholder and Investor inquiries.
o    Active development of broker and investor relationships
o    Co-ordination of Stock and Options Plan administration


SEC
o    Liaison with SEC Counsel as required
o SEC Filings (10Q, 8K, 10K etc), including preparation and submission through Counsel and CPA Firm
o    Certification of statements as CFO in conjunction with CEO
o Ongoing personal education to remain aware of relevant changes in SEC operating rules and practices.

 HUMAN RESOURCES

o Florida/US compliance of all human resource related policies, procedures, practices and documentation
o    Evolution of existing policies and procedures
o    Overall supervision of hiring process
o    Overall responsibility for employee relations issues
o Administration and evolution of company Stock Options Plan, and Stock issuance related matters and administration
o    Compensation practices

 GENERAL MANAGEMENT

o    Day to day management and direction of Finance Manager and support staff
o Day to day management and direction of Human Resource Manager and support staff
o Day to day management and directions of activities of other Administrative staff


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                                    EXHIBIT B
                              BONUS STRUCTURE 2003










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                                    EXHIBIT C
                   GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES INC


                SUMMARY PROVISIONS OF THE 2002 STOCK OPTION PLAN
         TERMS FOR SENIOR MANAGEMENT AND EXECUTIVE LEVEL EMPLOYEES

          On January 25, 2002, Global Entertainment Holdings/Equities, Inc. (the "Company") adopted the 2002 Stock Option Plan of Global Entertainment Holdings/Equities, Inc. (this "Plan"). Under this Plan, the Company may grant non-qualified options to acquire (the "Options") shares of its common stock, par value $0.001 (the "Stock"), from time to time to employees of the Company or its subsidiaries. In addition, at the discretion of the Company's Board of Directors, Options to acquire stock of the Company may from time to time be granted under this Plan to other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries and are not employees of the Company or its subsidiaries, provided that bona fide services shall be rendered by consultants and advisors and such services shall not be in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market in our securities.

         This summary only addresses certain provisions of the Plan and parameters the Company will utilize in determining terms and conditions of Options to be granted to the Company's senior management and executive level employees.

1. Purpose of this Plan. This Plan is intended to aid the Company in maintaining and developing a senior management team and executive level employees, and in attracting new personnel as needed and to provide such personnel with an incentive to remain senior management and executive level employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company.

2. Administration of this Plan. Administration of this Plan shall be determined by the Company's Board of Directors (the "Board"). Hereinafter the Board or its authorized committee shall be referred to as "Plan Administrators". The interpretation and construction of the terms of this Plan by the Plan Administrators thereof shall be final and binding on all participants in this Plan absent a showing of demonstrable error. No member of the Plan Administrators shall be liable for any action taken or determination made in good faith with respect to this Plan.

3. Award Date. Options may be awarded to members of senior management and executive level employees of the Company ("Optionees") on January 1st. Although the Options may be awarded on such date, the Options may only be granted by the Company pursuant to a written stock option agreement executed by the Company and the Optionee. No grant will be made to any Optionee during the first ninety (90) days of his/her employment with the Company or any of its subsidiaries.

4. Amount Granted. The amount of Options awarded, and thereafter granted, to Optionee shall be determined by the Plan Administrators based upon the salary grade of the Optionee, his/her performance for the previous twelve months, the Company's need to retain the Optionee, and the overall performance of the Company.

5. Vesting Period. The Options shall vest in four (4) equal allotments as set forth below, and be subject to restrictions on exercisability as set forth in section 6 herein:

         a. Twenty five percent (25%) upon the date of grant;
         b. Twenty five percent (25%) twelve (12) months from the date of grant;
         c. Twenty five percent (25%) twenty-four (24) months from the date of grant; and
         d. Twenty five percent (25%) thirty-six (36) months from the date of grant.

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6. Exercise Period. The Options shall be exercisable upon vesting. The term of the Option may be shortened or extended as the Plan Administrators may deem advisable. In no event may an Option be exercised ten (10) years after the date of grant. Options may contain such other provisions, including further lawful restrictions on the vesting and exercise of the Options as the Plan Administrators may deem advisable.

7. Exercise Price. The Options shall have an exercise price equal to the average closing price of the Company's common stock over the last three (3) months prior to the date of award.

8. Non-Transferability. Optionee may transfer his/her Option or the shares underlying the
Option to an immediate family member, a trust, or pursuant to the laws of descent. Optionee recognizes that the Stock acquired by exercising the Option may be subject to various restrictions on sale and/or transfer, including but not limited to, the restrictions imposed by Rule 144 under the 1933 Act.

9. Dilution or Other Adjustment. The shares of Stock subject to this Plan and the exercise price of outstanding Options are subject to proportionate adjustment in the event of a stock dividend on the Stock or a change in the number of issued and outstanding shares of Stock as a result of a stock split, consolidation, or other recapitalization.

10. Forfeiture of Vested Option. Any vested Option shall be forfeited by the Optionee upon the happening of any of the following events:

     a. If Optionee is employed by, or becomes an officer or director of, a competitor of the Company within two years from the date of termination of his/her employment with the Company or any of its subsidiaries, or engages or participates, directly or indirectly, in any business that is in competition with that of the Company or any of its subsidiaries. Competitor is defined as any entity or person engaged in direct or indirect business competition with the Company or any of its subsidiaries.

     b. If Optionee engages in the unauthorized use or disclosure of any trade secrets of the Company or any of its subsidiaries to Optionee's own advantage, or the advantage of any other person or entity.

     c. If Optionee recruits any employee of the Company or any of its subsidiaries for employment at any other business.

     d. If Optionee libels, slanders, defames or disparages the Company, any of its subsidiaries, or any officer or director of the Company or any of its subsidiaries to any third_party whatsoever or whomsoever.

11. Forfeiture of Unvested Option. Any unvested Option shall be forfeited by the Optionee upon the happening of any of the following events:

     a. If the Optionee is terminated from his/her position with, or employment by, the Company or any of its subsidiaries for cause.

     b. If the Optionee's employment with the Company or any of its subsidiaries is terminated as a result of death, resignation, disability, or early retirement (before age 55).


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Upon retirement from employment with the Company or any of its subsidiaries at age 55 or later, all unvested options held by the Optionee shall be converted to vested options.

12. Conversion Rights. The Optionee shall have, upon written request by the Optionee delivered or transmitted to the Company, the right to require the Company to convert his/her Option into shares of Stock upon receipt of permission from the chief financial officer of the Company, which shall not be unreasonably withheld. Any sales of the Stock subsequent to conversion by the Optionee shall be subject to insider blackout period policies. The Company will provide same day cash conversion services enabling Optionees to exercise Options and purchase and sell the Stock within one day.